UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

Veritone, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38093	47-1161641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Anton Boulevard, Costa Mesa, California 92626

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 888-507-1737

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On January 17, 2018, Veritone, Inc. (the “Registrant”) published presentation materials that it intends to use for investor meetings. A copy of the materials, entitled “January 2018 Presentation” has been posted in the “Investor Resources” section of the “Investor Relations” page on the Registrant’s website at investors.veritone.com.

Such presentation contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the Registrant’s strategies to expand its operations, including plans to expand and grow its Artificial Intelligence (AI) platform, including adding additional applications and cognitive engines; the Registrant’s ability to successfully market its products and services; the potential growth opportunities in its markets; the competitive advantages of the Registrant’s technology and services; the potential of its platforms and products to generate sales and revenues; and the estimated size and spending of the Registrant’s markets in the future. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “would,” “could,” “should,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Registrant may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and readers should not place undue reliance on such forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in such forward-looking statements. The forward-looking statements contained in such presentation represent its management’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Registrant has included important factors in the cautionary statements included in the Quarterly Reports on Form 10-Q and the prospectus included in the registration statements that it filed with the Securities and Exchange Commission in 2017, particularly in the Risk Factors sections of those filings, that it believes could cause actual results or events to differ materially from such forward-looking statements. Except as required by law, the Registrant assumes no obligation to update such forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Neither this information nor the referenced materials shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2018	Veritone, Inc.

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Executive Vice President, General Counsel and Secretary